EXHIBIT 99.5
                                                                    ------------

GSAMP 2003-HE1
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
POOL=ALL LOANS

                               NUMBER OF                             PCT OF MORT
CURRENT                        MORTGAGE          AGGREGATE PRINCIPAL  POOL BY AGG                    WEIGHTED AVG
PRINCIPAL BALANCE                LOANS           BALANCE OUTSTANDING    PRIN BAL    GROSS COUPON        MARGIN
-----------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    171               $7,296,705.29       1.68        9.2563           6.5636
$50,001 - $75,000                    365              $22,997,909.54       5.28        8.9055           6.4993
$75,001 - $100,000                   362              $31,848,928.33       7.31        8.3950           6.4268
$100,001 - $125,000                  323              $36,089,976.97       8.29        8.3436           6.4167
$125,001 - $150,000                  283              $38,802,689.66       8.91        8.0581           6.4369
$150,001 - $200,000                  404              $70,001,302.01      16.07        7.8812           6.3549
$200,001 - $250,000                  238              $53,335,801.75      12.24        7.7836           6.3755
$250,001 - $300,000                  149              $41,055,151.15       9.43        7.6799           6.4010
$300,001 - $350,000                  117              $37,890,499.01       8.70        7.6516           6.3312
$350,001 - $400,000                   84              $31,484,541.88       7.23        7.5900           6.2057
$400,001 - $450,000                   46              $19,400,482.63       4.45        7.4116           6.1704
$450,001 - $500,000                   33              $15,937,733.81       3.66        7.5674           6.3154
$500,001 - $550,000                   10               $5,285,397.42       1.21        7.1378           6.2218
$550,001 - $600,000                   19              $11,077,598.45       2.54        7.2801           6.0261
$600,001 - $650,000                   17              $10,793,401.40       2.48        7.1934           5.9990
$650,001 - $700,000                    1                 $672,286.75       0.15        5.9900           6.2500
$750,001 & Above                       2               $1,619,029.44       0.37        6.4856           5.7500
TOTAL                              2,624             $435,589,435.49     100.00        7.8962           6.3406



(TABLE CONTINUED)

                                                      AVERAGE                        PCT
CURRENT                            WEIGHTED AVG       PRINCIPAL   WEIGHTED COMB     FULL DOC    PCT OWNER
PRINCIPAL BALANCE                      FICO            BALANCE      ORIG LTV         LOAN       OCCUPIED
---------------------------------------------------------------------------------------------------------
$25,001 - $50,000                    577.449         $42,670.79     71.1795         73.55        81.04
$50,001 - $75,000                    584.995         $63,007.97     76.6405         70.68        86.52
$75,001 - $100,000                   586.822         $87,980.47     76.5476         72.96        89.60
$100,001 - $125,000                  589.924        $111,733.67     78.7862         70.43        92.14
$125,001 - $150,000                  594.810        $137,111.98     78.6603         61.19        88.33
$150,001 - $200,000                  605.354        $173,270.55     78.5399         53.53        90.64
$200,001 - $250,000                  600.553        $224,100.01     80.8519         53.79        95.28
$250,001 - $300,000                  603.392        $275,537.93     79.6476         48.79        92.62
$300,001 - $350,000                  618.021        $323,850.42     81.3272         36.93        88.70
$350,001 - $400,000                  636.524        $374,815.97     82.8073         39.17        86.70
$400,001 - $450,000                  618.285        $421,749.62     82.4776         34.77        91.21
$450,001 - $500,000                  617.661        $482,961.63     74.6770         18.36        94.15
$500,001 - $550,000                  658.921        $528,539.74     82.4253         69.80       100.00
$550,001 - $600,000                  625.221        $583,031.50     76.0174         36.51        89.50
$600,001 - $650,000                  626.160        $634,905.96     75.6684         41.11        88.31
$650,001 - $700,000                  692.000        $672,286.75     74.5900        100.00       100.00
$750,001 & Above                     627.968        $809,514.72     70.0000         51.83       100.00
TOTAL                                605.731        $166,002.07     79.0482         52.78        90.64


GSA03HE1 - PRICE/YIELD - A2A

Balance                 $125,976,000.00        Delay                  0
Coupon                  1.48                   Dated                  5/28/2003
Settle                  5/28/2003              First Payment          6/20/2003

Price
100.00000

PREPAY                          5 CPR              10 CPR                15 CPR
Yield                            3.62                2.88                  2.39
WAL                              6.31                3.52                  2.38
MOD DURN                         5.63                3.36                  2.32
PRINCIPAL WINDOW        Jun03 - Jan19       Jun03 - Oct12         Jun03 - Oct09

OPTIONAL REDEMPTION           Call (Y)            Call (Y)              Call (Y)


run to the Libor forward curve
** Priced at par
** Run to call

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                   Forward Curve

                  1mL         6mL

            1     1.31777     1.22351
            2     1.27283     1.19948
            3     1.21875     1.18741
            4     1.19588     1.18754
            5     1.16945     1.19940
            6     1.14932     1.22537
            7     1.17196     1.26025
            8     1.19794     1.30724
            9     1.22213     1.36743
           10     1.27089     1.43327
           11     1.31643     1.51095
           12     1.36705     1.59377
           13     1.45053     1.68455
           14     1.54081     1.78090
           15     1.62385     1.88604
           16     1.72462     1.98079
           17     1.82482     2.07468
           18     1.91610     2.16443
           19     2.01044     2.25633
           20     2.18350     2.35114
           21     2.18961     2.41933
           22     2.27704     2.50746
           23     2.36949     2.59166
           24     2.45782     2.67267
           25     2.53521     2.75283
           26     2.61477     2.83575
           27     2.69893     2.90864
           28     2.78408     2.98563
           29     2.86165     3.05076
           30     2.93415     3.11096
           31     3.00437     3.16987
           32     3.06890     3.22910
           33     3.13247     3.28550
           34     3.18719     3.34857
           35     3.23461     3.40768
           36     3.28041     3.46838
           37     3.34045     3.53478
           38     3.41162     3.59596
           39     3.47851     3.65380
           40     3.54329     3.71111
           41     3.60285     3.75840
           42     3.66090     3.80390
           43     3.71168     3.84695
           44     3.75842     3.88572
           45     3.80472     3.92519
           46     3.84264     3.96873
           47     3.87679     4.00715
           48     3.90838     4.04909
           49     3.94639     4.09479
           50     3.99497     4.13885
           51     4.04451     4.18295
           52     4.09011     4.22799
           53     4.13310     4.26618
           54     4.17695     4.30620
           55     4.21735     4.34562
           56     4.25677     4.38415
           57     4.29630     4.42649
           58     4.33115     4.47262
           59     4.36573     4.51849
           60     4.39971     4.56714
           61     4.44634     4.61240
           62     4.50310     4.65450
           63     4.55470     4.69238
           64     4.60029     4.72094
           65     4.64009     4.74252
           66     4.67098     4.75997
           67     4.69585     4.76867
           68     4.71632     4.77380
           69     4.72776     4.77662
           70     4.73319     4.77889
           71     4.73457     4.78319
           72     4.72658     4.78832
           73     4.72534     4.79787
           74     4.73370     4.80994
           75     4.74233     4.82490
           76     4.75410     4.84079
           77     4.76740     4.85695
           78     4.78193     4.87753
           79     4.79825     4.89786
           80     4.81755     4.92179
           81     4.83736     4.94794
           82     4.85748     4.97439
           83     4.88199     5.00327
           84     4.90628     5.02813
           85     4.93597     5.05353
           86     4.96697     5.07703
           87     4.99372     5.09510
           88     5.01917     5.11096
           89     5.03768     5.12155
           90     5.05505     5.13089
           91     5.06935     5.13589
           92     5.07839     5.13829
           93     5.08570     5.13766
           94     5.08796     5.13622
           95     5.08917     5.13641
           96     5.08565     5.13545
           97     5.08112     5.13799
           98     5.07614     5.14290
           99     5.07744     5.15226
          100     5.08153     5.16682
          101     5.08750     5.18016
          102     5.09850     5.19931
          103     5.11257     5.22166
          104     5.12947     5.24804
          105     5.15276     5.27557
          106     5.17435     5.30704
          107     5.20122     5.33436
          108     5.23151     5.36179
          109     5.26410     5.38872
          110     5.29288     5.41067
          111     5.32138     5.43140
          112     5.34400     5.44978
          113     5.36486     5.46273
          114     5.38450     5.47542
          115     5.39921     5.48546
          116     5.41307     5.49162
          117     5.42444     5.49508
          118     5.43016     5.49746
          119     5.43696     5.50061
          120     5.44031     5.50311
          121     5.43701     5.50788
          122     5.43491     5.51689
          123     5.43761     5.53297
          124     5.44324     5.54876
          125     5.45391     5.56915
          126     5.46962     5.59663
          127     5.48894     5.62873
          128     5.51621     5.66621
          129     5.54303     5.71104
          130     5.57358     5.75998
          131     5.61118     5.80976
          132     5.65381     5.86007
          133     5.71124     5.90284
          134     5.77384     5.93777
          135     5.82647     5.96315
          136     5.86771     5.97428
          137     5.89785     5.97386
          138     5.91351     5.96201
          139     5.91945     5.94012
          140     5.91474     5.90694
          141     5.89494     5.86295
          142     5.86744     5.82068
          143     5.82954     5.77961
          144     5.77570     5.73645
          145     5.72156     5.70688
          146     5.67207     5.68399
          147     5.63293     5.67205
          148     5.60697     5.67201
          149     5.58982     5.68029
          150     5.58303     5.70091
          151     5.58703     5.73132
          152     5.60272     5.77214
          153     5.62737     5.80945
          154     5.66128     5.84998
          155     5.70725     5.88948
          156     5.76291     5.92310
          157     5.81090     5.95326
          158     5.83473     5.97974
          159     5.86116     6.00532
          160     5.88806     6.03406
          161     5.91190     6.05603
          162     5.93746     6.07979
          163     5.96258     6.10399
          164     5.98650     6.13295
          165     6.01381     6.16376
          166     6.03411     6.20016
          167     6.05673     6.23840
          168     6.07975     6.27545
          169     6.12209     6.31411
          170     6.17370     6.34219
          171     6.21769     6.36314
          172     6.25247     6.37502
          173     6.27658     6.37418
          174     6.29362     6.36564
          175     6.29633     6.34531
          176     6.29402     6.32164
          177     6.28081     6.29273
          178     6.25483     6.26084
          179     6.22616     6.23569
          180     6.18539     6.20964
          181     6.14947     6.18783
          182     6.12920     6.16764
          183     6.11082     6.14904
          184     6.08945     6.12849
          185     6.07189     6.11048
          186     6.05420     6.09281
          187     6.03458     6.07406
          188     6.01807     6.05737
          189     6.00049     6.03960
          190     5.98135     6.02183
          191     5.96725     6.00780
          192     5.95056     5.99096
          193     5.93276     5.97392
          194     5.91774     5.95922
          195     5.90271     5.94503
          196     5.88605     5.92823
          197     5.87116     5.91345
          198     5.85679     5.89995
          199     5.84176     5.88481
          200     5.82870     5.87143
          201     5.81171     5.85583
          202     5.79943     5.84395
          203     5.78771     5.83218
          204     5.77233     5.81800
          205     5.76137     5.80724
          206     5.74894     5.79477
          207     5.73540     5.78251
          208     5.72463     5.77197
          209     5.71286     5.75987
          210     5.70113     5.74921
          211     5.69033     5.73864
          212     5.68036     5.72894
          213     5.66891     5.71832
          214     5.65842     5.70895
          215     5.65055     5.70199
          216     5.63971     5.69141
          217     5.63153     5.68384
          218     5.62246     5.67571
          219     5.61340     5.66695
          220     5.60612     5.65971
          221     5.59592     5.65010
          222     5.58976     5.64459
          223     5.58252     5.63738
          224     5.57409     5.63094
          225     5.56823     5.62476
          226     5.56061     5.61882
          227     5.55585     5.61513
          228     5.54946     5.60910
          229     5.54489     5.60461
          230     5.53740     5.59889
          231     5.53377     5.59567
          232     5.52927     5.59272
          233     5.52353     5.58698
          234     5.52027     5.58376
          235     5.51632     5.58024
          236     5.51232     5.57699
          237     5.51057     5.57187
          238     5.50465     5.56406
          239     5.50302     5.55838
          240     5.50112     5.55012
          241     5.49508     5.54069
          242     5.48230     5.52816
          243     5.47194     5.51830
          244     5.46052     5.50785
          245     5.44902     5.49607
          246     5.43895     5.48599
          247     5.42612     5.47453
          248     5.41705     5.46538
          249     5.40685     5.45486
          250     5.39424     5.44382
          251     5.38615     5.43585
          252     5.37616     5.42572
          253     5.36505     5.41541
          254     5.35600     5.40667
          255     5.34702     5.39850
          256     5.33660     5.38784
          257     5.32743     5.37841
          258     5.31864     5.36987
          259     5.30921     5.36091
          260     5.30146     5.35237
          261     5.29024     5.34182
          262     5.28236     5.33486
          263     5.27535     5.32802
          264     5.26691     5.31997
          265     5.25836     5.31128
          266     5.25048     5.30350
          267     5.24300     5.29637
          268     5.23515     5.28833
          269     5.22771     5.27990
          270     5.21916     5.27241
          271     5.21250     5.26524
          272     5.20600     5.25849
          273     5.19815     5.25114
          274     5.19091     5.24412
          275     5.18608     5.23873
          276     5.17767     5.23103
          277     5.17259     5.22562
          278     5.16650     5.21888
          279     5.15928     5.21207
          280     5.15416     5.20682
          281     5.14824     5.19991
          282     5.14221     5.19425
          283     5.13678     5.18835
          284     5.13176     5.18314
          285     5.12645     5.17759
          286     5.12044     5.17189
          287     5.11703     5.16854
          288     5.11115     5.16208
          289     5.10730     5.15795
          290     5.10272     5.15335
          291     5.09801     5.14801
          292     5.09474     5.14382
          293     5.08888     5.13844
          294     5.08618     5.13480
          295     5.08264     5.13026
          296     5.07795     5.12558
          297     5.07525     5.12062
          298     5.07187     5.11457
          299     5.06803     5.10775
          300     5.06545     5.10087
          301     5.06078     5.09345
          302     5.05196     5.08361
          303     5.04512     5.07601
          304     5.03739     5.06775
          305     5.02950     5.05872
          306     5.02285     5.05072
          307     5.01372     5.04137
          308     5.00770     5.03475
          309     5.00058     5.02658
          310     4.99215     5.01871
          311     4.98611     5.01194
          312     4.97921     5.00455
          313     4.97261     4.99771
          314     4.96540     4.98983
          315     4.95941     4.98297
          316     4.95122     4.97483
          317     4.94513     4.96796
          318     4.93913     4.96140
          319     4.93163     4.95428
          320     4.92598     4.94793
          321     4.91953     4.94101
          322     4.91246     4.93466
          323     4.90747     4.92927
          324     4.90147     4.92266
          325     4.89442     4.91596
          326     4.88897     4.91043
          327     4.88363     4.90527
          328     4.87704     4.89842
          329     4.87138     4.89228
          330     4.86603     4.88696
          331     4.86009     4.88133
          332     4.85536     4.87597
          333     4.84850     4.86947
          334     4.84315     4.86498
          335     4.83898     4.86100
          336     4.83366     4.85613
          337     4.82817     4.85063
          338     4.82316     4.84589
          339     4.81846     4.84174
          340     4.81343     4.83680
          341     4.80873     4.83172
          342     4.80297     4.82709
          343     4.79873     4.82300
          344     4.79464     4.81912
          345     4.78936     4.81457
          346     4.78469     4.81064
          347     4.78122     4.80797
          348     4.77591     4.80297
          349     4.77234     4.79998
          350     4.76807     4.79661
          351     4.76362     4.79255
          352     4.76038     4.78950
          353     4.75483     4.78464
          354     4.75199     4.78253
          355     4.74835     4.77915
          356     4.74366     4.77590
          357     4.74066     4.77188
          358     4.73623     4.76718
          359     4.73374     4.76319
          360     4.72997     4.75679
          361     4.72535     4.75057

GSAMP 2003-HE1
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
POOL=ALL LOANS


                                       NUMBER OF                                 PCT OF MORT                  WEIGHTED
                                       MORTGAGE      AGGREGATE PRINCIPAL         POOL BY AGG     GROSS          AVG
CURRENT PRINCIPAL BALANCE               LOANS        BALANCE OUTSTANDING          PRIN BAL       COUPON        MARGIN
----------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                         171            $7,296,705.29              1.68         9.2563        6.5636
$50,001 - $75,000                         365           $22,997,909.54              5.28         8.9055        6.4993
$75,001 - $100,000                        362           $31,848,928.33              7.31          8.395        6.4268
$100,001 - $125,000                       323           $36,089,976.97              8.29         8.3436        6.4167
$125,001 - $150,000                       283           $38,802,689.66              8.91         8.0581        6.4369
$150,001 - $200,000                       404           $70,001,302.01             16.07         7.8812        6.3549
$200,001 - $250,000                       238           $53,335,801.75             12.24         7.7836        6.3755
$250,001 - $300,000                       149           $41,055,151.15              9.43         7.6799         6.401
$300,001 - $350,000                       117           $37,890,499.01               8.7         7.6516        6.3312
$350,001 - $400,000                        84           $31,484,541.88              7.23           7.59        6.2057
$400,001 - $450,000                        46           $19,400,482.63              4.45         7.4116        6.1704
$450,001 - $500,000                        33           $15,937,733.81              3.66         7.5674        6.3154
$500,001 - $550,000                        10            $5,285,397.42              1.21         7.1378        6.2218
$550,001 - $600,000                        19           $11,077,598.45              2.54         7.2801        6.0261
$600,001 - $650,000                        17           $10,793,401.40              2.48         7.1934         5.999
$650,001 - $700,000                         1              $672,286.75              0.15           5.99          6.25
$750,001 & Above                            2            $1,619,029.44              0.37         6.4856          5.75
TOTAL                                   2,624          $435,589,435.49               100         7.8962        6.3406





                                                          AVERAGE           WEIGHTED           PCT             PCT
                                       WEIGHTED AVG      PRINCIPAL            COMB           FULL DOC         OWNER
CURRENT PRINCIPAL BALANCE               FICO              BALANCE         ORIGINAL LTV         LOAN          OCCUPIED
---------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                     577.449            $42,670.79          71.1795          73.55          81.04
$50,001 - $75,000                     584.995            $63,007.97          76.6405          70.68          86.52
$75,001 - $100,000                    586.822            $87,980.47          76.5476          72.96           89.6
$100,001 - $125,000                   589.924           $111,733.67          78.7862          70.43          92.14
$125,001 - $150,000                    594.81           $137,111.98          78.6603          61.19          88.33
$150,001 - $200,000                   605.354           $173,270.55          78.5399          53.53          90.64
$200,001 - $250,000                   600.553           $224,100.01          80.8519          53.79          95.28
$250,001 - $300,000                   603.392           $275,537.93          79.6476          48.79          92.62
$300,001 - $350,000                   618.021           $323,850.42          81.3272          36.93           88.7
$350,001 - $400,000                   636.524           $374,815.97          82.8073          39.17           86.7
$400,001 - $450,000                   618.285           $421,749.62          82.4776          34.77          91.21
$450,001 - $500,000                   617.661           $482,961.63           74.677          18.36          94.15
$500,001 - $550,000                   658.921           $528,539.74          82.4253           69.8            100
$550,001 - $600,000                   625.221           $583,031.50          76.0174          36.51           89.5
$600,001 - $650,000                    626.16           $634,905.96          75.6684          41.11          88.31
$650,001 - $700,000                       692           $672,286.75            74.59            100            100
$750,001 & Above                      627.968           $809,514.72               70          51.83            100
TOTAL                                 605.731           $166,002.07          79.0482          52.78          90.64




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